EXHIBIT 10.47



                          AMENDMENT TO CREDIT AGREEMENT

     THIS AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), is executed this 25th day of March, 1998, by and between PLASMA-THERM, INC., a Florida corporation whose address is 10050 16th Street North, St. Petersburg, Florida 33716 (hereinafter called "Borrower") and NATIONSBANK, N.A., a national banking association, f/k/a NationsBank, N.A. (South), whose address is 400 North Ashley Drive, 2nd Floor, Tampa, Florida 33602 (hereinafter called "Lender").

                              W I T N E S S E T H:

     WHEREAS, on April 18, 1997, Borrower and Lender executed that certain Credit Agreement (the "Credit Agreement") to set forth the terms and provisions relating to certain loans made by Lender to Borrower, including without limitation, the revolving line of credit loan evidenced by that certain Line of Credit Promissory Note in the amount of SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00), dated April 18, 1997, executed by Borrower in favor of Lender, which loan is referred to in the Credit Agreement, and in this Amendment, as the "Line Loan".

     WHEREAS, Borrower desires to increase the credit limit of the Line Loan to TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), and Lender is agreeable to such increase subject to the terms and provisions set forth in that certain Commitment Letter dated March 18, 1998 and the terms and provisions of this Amendment to Credit Agreement.

     WHEREAS, on or about even date herewith, Borrower has executed, in addition to other documentation, a Line of Credit Promissory Note in the amount of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) and a Line of Credit Consolidation Promissory Note in the amount of TEN MILLION AND NO/100 DOLLARS
($10,000,000.00).

     NOW THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by all of the parties hereto, the parties hereby covenant and agree as follows:

     1. AMENDMENTS TO CREDIT AGREEMENT. The terms of the Credit Agreement are hereby modified, supplemented and amended as follows:

          a. All references in the Credit Agreement to "NATIONSBANK, N.A. (SOUTH)" are hereby amended to read "NATIONSBANK, N.A.".

          b. The Borrowing Base Certificate attached as Exhibit "A" to the Credit Agreement is hereby deleted in its entirety and replaced by that certain Borrowing Base Certificate Form attached as Exhibit "A" to this Amendment.

          c. The Line of Credit Promissory Note form attached as Exhibit "B" to the Credit Agreement is hereby deleted in its entirety and replaced by that certain Line of Credit Consolidation Promissory Note form attached as Exhibit "B" to this Amendment.

          d. The definition of "Closing" set forth in Section 1.i. of the Credit Agreement is deleted in its entirety and replaced by the following definition:

             "Closing" shall mean the closing which occurred on April 18, 1997 in Chicago, Illinois, or the date of execution of this Amendment in Charlotte, N.C. or such other place as the parties hereto may agree, as applicable.

          e. The definition of "Commitment Letter" set forth in Section 1.k. of the Credit Agreement is deleted in its entirety and replaced by the following definition:

             "Commitment Letter" means the Commitment Letter dated March 19, 1997, or the Commitment Letter dated March 18, 1998, as applicable.

          f. The principal sum amount of "SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00)" set forth in Section 2.I.a. of the Credit Agreement is amended to read "TEN MILLION AND NO/100 DOLLARS ($10,000,000.00)".

          g. The principal sum amount of "SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00) set forth in Section 2.I.f. of the Credit Agreement is amended to read "TEN MILLION AND NO/100 DOLLARS ($10,000,000.00)".

          h. The covenant set forth in Section 7.g. of the Credit Agreement is deleted in its entirety and replaced with the following covenant:

                  "g. Borrower shall not create any subsidiaries or holding
             companies without the prior written consent of Lender, and as a condition of giving such consent, Lender may require that such subsidiary or holding company execute a continuing and unconditional guaranty of all loans or indebtedness of Borrower owing to Lender."

          i. The covenant set forth in Section 7.i. of the Credit Agreement is deleted in its entirety and replaced with the following covenant:

                  "i. Allow its Cash Flow Coverage Ratio to be less than
             2.00:1.00. The Cash Flow Coverage Ratio shall be defined as EBITDA less cash taxes, less fifty percent (50%) of all capital expenditures, less stock repurchases and dividends, all divided by Interest Expense plus all scheduled principal payments. For purposes of this Agreement, EBITDA shall be defined as Net Income (or Net Loss) plus Interest

             Expense, plus state and federal taxes on income, plus depreciation and amortization, all determined on a consolidated basis in accordance with generally accepted accounting principals, as applied on a consistent basis. Borrower's compliance with this covenant shall be measured quarterly on a rolling four quarter basis. All components of the Cash Flow Coverage Ratio shall be determined based upon the previous four fiscal quarters, with the exception of scheduled principal payments which will be determined based upon the subject fiscal quarter end. The "capital expenditure" component of Cash Flow Coverage Ratio shall not include any capital expenditures funded by a NationsBank loan to the Borrower."

The Credit Agreement, as modified by this Amendment, shall remain in full force and effect, shall conform fully with this Amendment, and shall apply with full force and effect to the increase in the credit limit of the Line Loan described herein.

     2. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby restates, reaffirms, and where necessary updates, all representations and warranties set forth in Section 8 of the Credit Agreement and elsewhere in the Credit Agreement.

     3. CLOSING. The closing of this transaction shall be held on or before March 25, 1998, upon the fulfillment of all the conditions and agreements contained in the Credit Agreement and in this Amendment, in Charlotte, N.C. or at such other place as the parties hereto may agree.

     IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment the day and year first above written.

Signed, sealed and delivered in the
presence of:                          PLASMA-THERM, INC., a Florida corporation
                                      ("Borrower")

/s/ TERRY L. WITCHER
---------------------------
Signature of Witness
                                      By: /s/ STACEY L. WAGNER
                                          -----------------------
                                          Stacy L. Wagner
                                          Vice President-Finance and
                                          Administration
Terry L. Witcher
---------------------------                  (CORPORATE SEAL)
Legibly Print Name of Witness

/s/ JAMES E. HARDEN, JR.
---------------------------
Signature of Witness

James E. Harden, Jr.
---------------------------
Legibly Print Name of Witness

                                          NATIONSBANK, N.A., a national banking
                                          association, f/k/a NATIONSBANK, N.A.
                                          (SOUTH) ("Lender")
/s/ TERRY L WITCHER
-------------------------
Signature of Witness
                                          By: /s/ JAMES E. HARDEN, JR.
Terry L. Witcher                             --------------------------
-------------------------                     James E. Harden, Jr.
Legibly Print Name of Witness                 Senior Vice President

/s/ BABETTE M. REYNOLDS                              CORPORATE SEAL)
-------------------------
Signature of Witness

Babette M. Reynolds
-------------------------
Legibly Print Name of Witness


 STATE OF NORTH CAROLINA    )
 COUNTY OF MECKLENBURG      )

     The foregoing instrument was acknowledged before me this 25th day of March, 1998, by STACY L. WAGNER, as Vice President-Finance and Administration of PLASMA-THERM, INC., a Florida corporation, on behalf of the corporation. She is [x] personally known to me or [ ] has produced ______________________________
as identification.

My commission expires: 8/19/99  TERRY L. WITCHER
                                --------------------------
                                Signature of Notary Public

        (SEAL)                  Terry L. Witcher (Commissioned: Terry L. Scaggs)
                                --------------------------
                                Legibly Print Name of Notary Public

STATE OF NORTH CAROLINA    )
COUNTY OF MECKLENBURG      )

     The foregoing instrument was acknowledged before me this 25th day of March, 1998, by JAMES E. HARDEN, JR., as Senior Vice President of NATIONSBANK, N.A., a national banking association, f/k/a NATIONSBANK, N.A. (SOUTH), on behalf of the association. He is [X] personally known to me or [ ] has produced______________ ______________________ as identification.

My commission expires: 8/19/99  /s/ TERRY L. WITCHER
                                --------------------------
                                Signature of Notary Public
          (SEAL)
                                Terry L. Witcher (Commissioned: Terry L. Scaggs)
                                --------------------------
                                Legibly Print Name of Notary Public

                                   EXHIBIT "A"

                         BORROWING BASE CERTIFICATE FORM
                                   PAGE 1 OF 2


NATIONSBANK, N.A.                                     DATE:  __________________
P.O. Box 31590
FL1-010-02-01
Tampa, Florida  33631

Credit Agreement between us, the undersigned hereby certifies to you, as of the above date, the following:

(A) Aggregate amount of Accounts as of quarter end        $___________________

(B) Less Ineligibles:
           Invoices more than 60 days old                 $___________________

(C) Net Amount of Eligible Accounts (A-B)                 $___________________

(D) Less Foreign Accounts less than 60 days old           $___________________

(E) Total Eligible Domestic Accounts (C-D)                $___________________

(F) 80% of Item (E)                                       $___________________

(G) Foreign accounts less than 60 days old backed by
    letters of credit                                     $___________________

(H) 80% of Item (G)                                       $___________________

(I) All other Foreign accounts less than 60 days old      $___________________

(J) 55% of Item (I)                                       $___________________

(K) Total Item (F), (H), and (J)                          $___________________

(L) The lesser of $10,000,000 and Item (K)                $___________________

(M) The aggregate unpaid principal Line Loan we now owe
    Lender as of quarter end                              $___________________

(N) The aggregate amount of issued, outstanding Standby
    Letters of Credit as of quarter end                   $___________________

(O) Total of unpaid principal Line Loan and issued
    Standby Letters of Credit is as of quarter end        $___________________

(P) Availability [(L)-(O)] [If Item (P) is negative,
    paydown of at least a like amount is required]        $___________________

                                  EXHIBIT "A"

                        BORROWING BASE CERTIFICATE FORM
                                  PAGE 2 OF 2


The undersigned hereby certifies, represents and warrants to NationsBank, N.A., a national banking association as follows:

     1. All of the representations and warranties contained in the Credit Agreement or in any other Loan Document are true and correct in all material respects on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

     2. No event has occurred, or would result from the Advance made in connection herewith, that constitutes an Event of Default or a Default that, with the giving of notice, the passage of time, or both would constitute an Event of Default under the Credit Agreement or any other Loan Document.

     3. The description of Eligible Accounts and the values assigned thereto are true and correct in all material respects.

     4. The aggregate unpaid principal balance of the Line Loan does not exceed the lesser of (i) the Line Commitment or (ii) the Borrowing Base.

     Unless the context otherwise requires, all capital terms used in this Certificate if not separately defined herein, shall have the meanings assigned to them in the Credit Agreement

     PLASMA-THERM, INC., a Florida corporation



     By: ____________________________
     Name ___________________________
     Title: _________________________

     Date: __________________________

                                   EXHIBIT "B"

                  LINE OF CREDIT CONSOLIDATION PROMISSORY NOTE


 10,000,000.00                                                  March 25, 1998

     FOR VALUE RECEIVED, the undersigned PLASMA-THERM, INC., a Florida corporation (hereinafter called "Borrower") promises to pay to the order of NATIONSBANK, N.A., a national banking association, f/k/a NationsBank, N.A. (South) (hereinafter sometimes referred to as "Lender" and together with any holder hereof called "Holder"), at 400 N. Ashley Drive, 2nd Floor, Tampa, Florida 33602, or at such other place as Holder may from time to time designate in writing, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), or so much thereof as has been advanced hereunder, together with interest on the unpaid balance of the principal (the "Loan") from time to time outstanding from the date of each advance of principal at the rate for each day equal to the "Variable Adjusted LIBOR Rate" (as hereinafter defined) as determined by Lender and adjusted daily, plus two hundred (200) basis points, per annum. In no event, however, shall the interest rate be greater than the maximum rate of interest allowed to be contracted for by applicable law. The term "Variable Adjusted LIBOR Rate" means the interest rate per annum determined in accordance with the following definitions and procedures:

     a. The "LIBOR Rate" for a particular day shall be the interest rate as published in the final New York edition of The Wall Street Journal as the appropriate London InterBank Offered Rate (LIBOR) for such particular day for a non-domestic certificate of deposit in an amount approximately equal to the amount of the Note having a term of thirty (30) days, or if The Wall Street Journal is not published on any such date, then as published therein for the immediately preceding business day provided, however, that in the event that The Wall Street Journal is not published, or does not report the London InterBank Offered Rate, for three consecutive business days, then the "LIBOR Rate" shall be deemed to be the interest rate which it would be necessary for Lender to pay in connection with a sale by Lender, if possible, of a certificate of deposit for a non-domestic deposit in an amount approximately equal to the amount of the Note and having a term of thirty (30) days.

     b. The "Variable Adjusted LIBOR Rate" for a particular day shall be equal to the quotient of the LIBOR Rate divided by the difference of (a) one minus (b) the maximum rate (expressed as a decimal) of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable from time to time to any member bank of the Federal Reserve System, in respect to Eurocurrency liabilities as specified in Regulation D (or any successor category of liabilities under Regulation D). The computation of the Variable Adjusted LIBOR Rate shall also include such adjustments as may be necessary in respect to impositions on Lender for Federal Deposit Insurance Corporation insurance and other insurance, fees, assessments and surcharges which occur because of Lender's sale of a certificate of deposit which would establish the LIBOR Rate or for insuring time deposits.

     c. The LIBOR Rate used in determining the Variable Adjusted LIBOR Rate for a particular day shall be the LIBOR Rate for such day if the interest rate is published in The Wall Street Journal as specified above, and otherwise shall be the LIBOR Rate which is two "business days" prior to the date of determination, or if such day is not a business day, then the next preceding business day.

     d. A "business day" for purposes of determination of Lender's Variable Adjusted LIBOR Rate shall mean any day on which Lender is open in Charlotte, North Carolina for the transaction of domestic and foreign exchange business. Each determination by Lender of the Variable Adjusted LIBOR Rate shall, in the absence of manifest error, be conclusive and binding.


     Interest owing under this Note shall be computed on the basis of a 360-day year.

     Principal and interest shall be due and payable as follows:

          a. Accrued interest only, as stated above, shall be payable monthly commencing on the last day of March, 1998, and continuing on the last day of each month thereafter until May 19, 1999, at which time all outstanding indebtedness, whether principal, accrued interest or otherwise, shall be due and payable in full.

          b. The principal amount evidenced hereby may be borrowed (and to the extent any principal amount advanced hereunder is repaid by Borrower, such sum may be borrowed again) prior to May 19, 1999, but only in accordance with the terms of that Credit Agreement dated April 18, 1997, as amended on even date herewith, and only if this Note is not in default as hereinafter defined. At no time, however, shall the principal balance outstanding hereunder exceed TEN MILLION AND NO/100 DOLLARS ($10,000,000.00).

     Borrower may prepay all or part of the principal balance at any time without penalty. Such prepayment shall be accompanied by payment of any unpaid interest accrued to the time of such prepayment. All payments made hereunder shall at Holder's option first be applied to late charges, then to accrued interest, then to principal.

     Permitted partial prepayments shall not affect or vary the duty of Borrower to pay all obligations when due, and they shall not affect or impair the right of Holder to pursue all remedies available to it hereunder, under the security instruments securing this indebtedness, or under any other loan documents or guaranty executed in connection herewith.

     If any event of default set forth in this Note or in any of the Loan Documents (as defined herein) shall occur, or in the event Lender has, in accordance with the terms of the Note or the Loan Documents, made a demand for repayment of the indebtedness evidenced by this Note and the Loan Documents, Lender, at its option, may notify Borrower that its commitment to lend under this line of credit is terminated and Lender shall be relieved of all obligations to lend any further sums thereafter to Borrower.

     This Note is secured by a certain Security Agreement dated April 18, 1997, as amended on even date herewith which, together with this Note, the Credit Agreement, as amended on even date herewith, and all other agreements, instruments and documents delivered in connection therewith and/or herewith, are hereinafter sometimes referred to as the "Loan Documents."

     This Note and the Loan Documents are to be governed by and construed under the laws of the State of Florida and of the United States of America, and the rules and regulations promulgated under the authority thereof. It is the intent of this Note that such laws shall be interpreted in such a manner that the maximum rate of interest allowed to be contracted for by applicable law as changed from time to time which is applicable to this Note (hereinafter called the "Maximum Rate") be as great as possible. The interest due hereunder is being charged pursuant to the provisions of The Florida Banking Code (as defined by statute), and Chapter 687 FLORIDA STATUTES. In the event that any law, rule or regulation of the United States of America or the State of Florida, as changed from time to time, allows interest to be contracted for at a rate that is greater than the rate permitted by The Florida Banking Code (as defined by statute), and Chapter 687, FLORIDA STATUTES, then such law, rule or regulation shall apply. References to laws, statutes, rules and regulations in this Note refer to such as amended from time to time.

     In the event that any payment of principal or interest is not made within ten (10) days after the same become due hereunder, it is hereby agreed that Holder shall have the option of collecting a late charge equal to four percent (4%) of the amount of each such delinquent payment. Said late charge and/or interest shall be immediately due and payable in full on demand by Holder.

     In no event shall Holder have the right to charge or collect, nor shall Borrower be required or obligated to pay, interest or payments in the nature of interest, which would result in interest being charged or collected at a rate in excess of the Maximum Rate. In the event that any payment which is interest or in the nature of interest is made by Borrower or received by Holder which would result in the rate of interest being charged or collected by Holder being in excess of the Maximum Rate, then the portion of any such payment which causes the rate of interest being charged or collected by Holder to exceed the Maximum Rate (hereinafter called the "excess sum") shall be credited as a payment of principal. If Borrower notifies Holder in writing that Borrower elects to have such excess sum returned to Borrower, such excess sum shall be returned to Borrower. In the event that any such overcharge is discovered after this Note has been paid in full, then the amount of such excess sum shall be returned to Borrower together with interest thereon from the date such excess sum was paid or collected at the same rate as was due Holder during such period under the terms of this Note. All excess sums credited to principal shall be credited as of the date paid to Holder. It is recognized by Borrower that the Maximum Rate may vary from time to time, and that from time to time the Maximum Rate may be uncertain. Therefore, Holder may seek judicial determination of the applicable rate of interest. In such event, the withholding of credit to principal or the withholding of payment to Borrower of any proposed excess sum during the period of judicial determination (including all appeals) shall not be deemed a breach of the obligations of Holder hereunder or of applicable law. It is the intent of Holder to conform strictly to the limitations of applicable laws governing the charging and collection of interest as changed from time to time.

     The "Default Interest Rate" shall be a rate equal to three percent (3%) above the rate of interest required to be paid by the terms of this Note.

     Holder shall have the optional right to declare the amount of the total unpaid balance hereof to be due and forthwith payable in advance of the maturity date of any sum due or installment, as fixed herein, upon the occurrence of an event of default. An event of default shall be deemed to occur under this Note upon the failure of Borrower to pay, within fifteen (15) days after the same become due, any of the installments of interest or principal, or other sums due hereunder, or upon the occurrence of any other default under or failure to perform by any party (other than Holder) in accordance with any of the terms and conditions of this Note within thirty (30) days after notice of such default or failure from Holder or upon the occurrence of any default under or failure to perform by any party (other than Holder) in accordance with any of the terms and conditions of any of the Loan Documents after the expiration of any applicable grace period, or upon the default under or the failure of Borrower to perform in accordance with any and all notes, obligations, instruments or documents between Borrower and Lender after any applicable grace period (including but not limited to that certain Term Promissory Note by Borrower in favor of Lender in the principal amount of $1,000,000.00 dated April 18, 1997, and that certain Promissory Note by Borrower in favor of Lender in the original principal amount of $3,375,000.00 dated August 14, 1995). Upon exercise of any of these options by Holder, the entire unpaid principal balance shall bear interest at the "Default Interest Rate." In addition to the rights described in this paragraph, Holder shall have the right to exercise all other rights or remedies provided by law or at equity or as provided in any of the Loan Documents and shall specifically have the right to recover all damages resulting from such default including, without limitation, the right to recover the payment of all amounts owing to Holder. Exercise of any of these options shall be without any additional notice to Borrower, notice of such exercise being hereby expressly waived.

     Time is of the essence hereunder. In the event that this Note is collected by law or through attorneys at law, or under advice therefrom, Borrower and any other person liable for payment hereof hereby, severally and jointly, agree to pay all costs of collection, including reasonable out-of-pocket attorneys' fees and costs (including charges for paralegals and others working under the direction or supervision of Holder's attorneys) and all sales or use taxes thereon, whether or not suit is brought, and whether incurred in connection with collection, trial, appeal, bankruptcy or other creditors' proceedings or otherwise, and, if Holder's attorneys shall include employees of Holder or of any person controlling, controlled by or under common control with Holder, such reasonable attorney's fees shall include costs allocated by Holder's or such person's internal legal department.

     Borrower authorizes Holder, when payment is due, to set off for any payment of principal or interest past due hereunder for the amount of such payment of principal or interest. Exercise of this right shall be optional with Holder and the provisions of this paragraph shall not be construed as releasing Borrower from the obligation to make payments of principal or interest according to the terms hereof.

     The remedies of Holder as provided herein and in the Loan Documents shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of Holder. No act of omission or commission of Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

     All persons (including corporations) now or at any time liable whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives, successors and assigns, respectively, hereby (a) expressly waive any presentment, demand for payment, notice of dishonor, protest, notice of nonpayment or protest, and diligence in collection; (b) consent that Holder may, from time to time and without notice to them or demand, (i) extend, rearrange, renew or postpone any or all payments and/or (ii) release, exchange, add to or substitute all or any part of the collateral for this Note, without in any way modifying, altering, releasing, affecting or limiting their respective liability or the lien of any security instrument; (c) agree that Holder, in order to enforce payment of this Note against them shall not be required first to institute any suit or to exhaust any of its remedies against Borrower or any other person or party or to attempt to realize on the collateral for this Note.

     This Note consolidates the principal balances of the following promissory notes:

          a. A line of credit promissory note dated April 18, 1997, executed by Borrower in favor of NationsBank, N.A. (South) in the original principal amount of SEVEN MILLION AND N0/100 DOLLARS ($7,000,000.00); and

          b. A line of credit promissory note executed by Borrower in favor of Lender on even date herewith in the original principal amount of THREE MILLION AND N0/100 DOLLARS ($3,000,000.00).

In the event of any conflict between the terms and provisions of this Note and the terms and provisions of the above-referenced two notes, the terms and provisions of this Note shall govern.

     ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL

RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     a. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR IF THERE IS REAL OR PERSONAL PROPERTY COLLATERAL, IN THE COUNTY WHERE SUCH REAL OR PERSONAL PROPERTY IS LOCATED, AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     b. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. d. a.

     Borrower acknowledges that the above paragraphs have been expressly bargained for by Holder as part of the Loan evidenced hereby and that, but for Borrower's agreement and the agreement of any other person liable for payment hereof thereto, Holder would not have extended the Loan for the term and with the interest rate provided herein.

     If more than one party shall execute this Note, the term "Borrower", as used herein, shall mean all parties signing this Note and each of them, who shall be jointly and severally obligated hereunder. In this Note, whenever the context so requires, the neuter gender includes the feminine and/or masculine, as the case may be and the singular number includes the plural.

     IN WITNESS WHEREOF Borrower has caused this Note to be executed in its name on the day and year first above written.

                                   PLASMA-THERM, INC., a Florida corporation
                                   ("Borrower")

                                   By: /s/ STACY L. WAGNER
                                      ------------------------------
                                      Stacy L. Wagner
                                      Vice President-Finance and Administration

                                             (CORPORATE SEAL)

STATE OF ________________   )
COUNTY OF _______________   )

     The foregoing instrument was acknowledged before me this 25th day of March, 1998, by STACY L. WAGNER, as Vice President-Finance and Administration of PLASMA-THERM, INC., a Florida corporation, on behalf of the corporation. She is [ ] personally known to me or [ ] has produced _____________________________ as identification.

My commission expires: __________
                                        _________________________________
                                        Signature of Notary Public

          (SEAL)
                                        _________________________________
                                        Legibly Print Name of Notary Public

                        AMENDMENT TO SECURITY AGREEMENT

     THIS AMENDMENT TO SECURITY AGREEMENT (the "Amendment"), is executed this 25th day of March, 1998, by and between PLASMA-THERM, INC. a Florida corporation whose address is 10050 16h Street North, St. Petersburg, Florida 336 (hereinafter called "Debtor") and NATIONSBANK, N.A., a national banking association, f/k/a NationsBank, N.A. (South), whose address is 400 North Ashley Drive, 2nd Floor, Tampa, Florida 33602 (hereinafter called the "Secured Party")

                              W I T N E S S E T H:

     WHEREAS, on April 18, 1997, the Debtor and the Secured Party executed that certain Security Agreement (the "Security Agreement") to secure certain loans made by the Secured Party to Debtor, including without limitation, the revolving line of credit loan evidenced by the certain Line of Credit Promissory Note in the amount of SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00), dated April 18, 1997, executed by the Debtor in favor of the Secured Party, which loan is referred to in the Security Agreement, and in this Amendment, as the "Line Loan".

     WHEREAS, the Debtor desires to increase the credit limit of the Line Loan to TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), and the Secured Party is agreeable to such increase subject to the terms and provisions set forth in the certain Commitment Letter dated March 18, 1998 and the terms and provisions of this Amendment to Security Agreement.

     WHEREAS, on or about even date herewith, the Debtor has executed, in addition to other documentation, a Line of Credit Promissory Note in the amount of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) and a Line of Credit Consolidation Promissory Note in the amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00).

     NOW THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by all of the parties hereto, the parties hereby covenant and agree as follows;

     1. AMENDMENTS TO CREDIT AGREEMENT. The terms of the Security Agreement are hereby modified, supplemented and amended as follows:

     a. All references in the Security Agreement to the "Credit Agreement" shall be deemed to include amendments thereto, as applicable.

     b. The definition of the "Line of Credit Note" set forth in Section 2.2 of the Security Agreement is deleted in its entirety and replaced by the following definition.

          Line of Credit Consolidation Promissory Note dated
          March 25, 1998 in the original principal amount of $10,000,000.00 (the "Line of Credit Note");

The Security Agreement, as modified by this Amendment, shall remain in full force and effect, shall conform fully with this Amendment, and shall apply with full force and effect to the increase in the credit limit of the Line Loan described herein.

     2. REPRESENTATIONS AND WARRANTIES OF BORROWER. The Debtor hereby restates, reaffirms, and where necessary updates, all representations and warranties set forth in Section 3 of the Security Agreement and elsewhere in the Security Agreement.

     IN WITNESS WHEREOF, Borrower and Lender have executed this Amendment the day and year above written.

Signed, sealed and delivered in the
presence of:                              PLASMA-THERM, INC., a Florida
                                          corporation ("Debtor")
/s/ TERRY L. WITCHER
-------------------------                 By: /s/ STACEY L. WAGNER
Signature of Witness                         --------------------------
                                             Stacey L. Wagner
Terry L. Witcher                             Vice President-Finance and
-------------------------                    Administration
Legibly Print Name of Witness
                                                 (CORPORATE SEAL)
/s/ JAMES E. HARDEN, JR.
-------------------------
Signature of Witness

James E. Harden, Jr.
-------------------------
Legibly Print Name of Witness

                                          NATIONSBANK, N.A., a national banking
                                          association, f/k/a NATIONSBANK, N.A.
                                          (SOUTH) ("Secured Party")
/s/ TERRY L WITCHER
-------------------------
Signature of Witness
                                          By: /s/ JAMES E. HARDEN, JR.
Terry L. Witcher                             --------------------------
-------------------------                     James E. Harden, Jr.
Legibly Print Name of Witness                 Senior Vice President

/s/ BABETTE M. REYNOLDS                              CORPORATE SEAL)
-------------------------
Signature of Witness

Babette M. Reynolds
-------------------------
Legibly Print Name of Witness

 STATE OF NORTH CAROLINA    )
 COUNTY OF MECKLENBURG      )

     The foregoing instrument was acknowledged before me this 25th day of March, 1998, by STACY L. WAGNER, as Vice President-Finance and Administration of PLASMA-THERM, INC., a Florida corporation, on behalf of the corporation. She is [X] personally known to me or [ ] has produced ______________________________
as identification.

My commission expires: 8/19/99  TERRY L. WITCHER
                                --------------------------
                                Signature of Notary Public

        (SEAL)                  Terry L. Witcher (Commissioned: Terry L. Scaggs)
                                --------------------------
                                Legibly Print Name of Notary Public

STATE OF NORTH CAROLINA    )
COUNTY OF MECKLENBURG      )

     The foregoing instrument was acknowledged before me this 25th day of March, 1998, by JAMES E. HARDEN, JR., as Senior Vice President of NATIONSBANK, N.A., a national banking association, f/k/a NATIONSBANK, N.A. (SOUTH), on behalf of the association. He is [X] personally known to me or [ ] has produced______________ ______________________ as identification.

My commission expires: 8/19/99  /s/ TERRY L. WITCHER
                                --------------------------
                                Signature of Notary Public
          (SEAL)
                                Terry L. Witcher (Commissioned: Terry L. Scaggs)
                                --------------------------
                                Legibly Print Name of Notary Public

                     AMENDMENT TO NEGATIVE PLEDGE AGREEMENT

     THIS AMENDMENT TO NEGATIVE PLEDGE AGREEMENT (the "Amendment"), is executed this 25th day of March, 1998, by and between PLASMA-THERM, INC., a Florida corporation whose address is 10050 16th Street North, St. Petersburg, Florida 33716 (hereinafter called "Borrower") and NATIONSBANK, N.A., a national banking association, f/k/a NationsBank, N.A. (South), whose address is 400 North Ashley Drive, 2nd Floor, Tampa, Florida 33602 (hereinafter called "Bank").

                              W I T N E S S E T H:

     WHEREAS, on April 18, 1997, the Borrower and the Bank executed that certain Agreement wherein the Borrower agreed not to create or permit encumbrances against its inventory without prior written consent of the Bank (the "Agreement"), which Agreement was executed as security for two (2) loans made by the Bank to the Borrower totaling $8,000,000.00 (the "Loans").

     WHEREAS, the Borrower desires to increase the credit limit of one of the Loans so that the maximum combined indebtedness of the Loans would be $11,000,000.00, and the Bank is agreeable to such increase subject to the terms and provisions set forth in that certain Commitment Letter dated March 18, 1998 and the terms and provisions of this Amendment.

     NOW THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by all of the parties hereto, the parties hereby covenant and agree as follows:

     1. AMENDMENTS TO AGREEMENT. The terms of the Agreement are hereby modified, supplemented and amended as follows:

          a. The reference to a combined amount of "$8,000,000.00" in the recital paragraph of the Agreement is hereby changed to reflect a combined amount of "$11,000,000.00".

          b. All references in the Agreement to the "Credit Agreement" shall be deemed to include amendments thereto, as applicable.

The Agreement, as modified by this Amendment, shall remain in full force and effect, shall conform fully with this Amendment, and shall apply with full force and effect to the increase in the combined amount of the Loans described herein.


     2. REPRESENTATIONS AND WARRANTIES OF BORROWER. The Borrower hereby restates, reaffirms, and where necessary updates, all representations and warranties set forth in Section 3 of the Agreement and elsewhere in the Agreement.

     WITNESS WHEREOF, Borrower and Lender have executed this Amendment the day and year first above written.

Signed, sealed and delivered in the
presence of:                              PLASMA-THERM, INC., a Florida
                                          corporation ("Borrower")
/s/ TERRY L. WITCHER
-------------------------                 By: /s/ STACEY L. WAGNER
Signature of Witness                         --------------------------
                                             Stacey L. Wagner
Terry L. Witcher                             Vice President-Finance and
-------------------------                    Administration
Legibly Print Name of Witness
                                                 (CORPORATE SEAL)
/s/ JAMES E. HARDEN, JR.
-------------------------
Signature of Witness

James E. Harden, Jr.
-------------------------
Legibly Print Name of Witness

                                          NATIONSBANK, N.A., a national banking
                                          association, f/k/a NATIONSBANK, N.A.
                                          (SOUTH) ("Bank")
/s/ TERRY L WITCHER
-------------------------
Signature of Witness
                                          By: /s/ JAMES E. HARDEN, JR.
Terry L. Witcher                             --------------------------
-------------------------                     James E. Harden, Jr.
Legibly Print Name of Witness                 Senior Vice President

/s/ BABETTE M. REYNOLDS                              CORPORATE SEAL)
-------------------------
Signature of Witness

Babette M. Reynolds
-------------------------
Legibly Print Name of Witness

 STATE OF NORTH CAROLINA    )
 COUNTY OF MECKLENBURG      )

     The foregoing instrument was acknowledged before me this 25th day of March, 1998, by STACY L. WAGNER, as Vice President-Finance and Administration of PLASMA-THERM, INC., a Florida corporation, on behalf of the corporation. She is [x] personally known to me or [ ] has produced ______________________________
as identification.


My commission expires: 8/19/99  TERRY L. WITCHER
                                --------------------------
                                Signature of Notary Public

        (SEAL)                  Terry L. Witcher (Commissioned: Terry L. Scaggs)
                                --------------------------
                                Legibly Print Name of Notary Public

STATE OF NORTH CAROLINA    )
COUNTY OF MECKLENBURG      )

     The foregoing instrument was acknowledged before me this 25th day of March, 1998, by JAMES E. HARDEN, JR., as Senior Vice President of NATIONSBANK, N.A., a national banking association, f/k/a NATIONSBANK, N.A. (SOUTH), on behalf of the association. He is [X] personally known to me or [ ] has produced______________ ______________________ as identification.

My commission expires: 8/19/99  /s/ TERRY L. WITCHER
                                --------------------------
                                Signature of Notary Public

          (SEAL)
                                Terry L. Witcher (Commissioned: Terry L. Scaggs)
                                --------------------------
                                Legibly Print Name of Notary Public

                               GUARANTY AGREEMENT

     This Guaranty Agreement (this "Guaranty") is made as of the 25th day of March, 1998, by MAGNETRAN, INC., a New Jersey corporation ("Guarantor"), in favor of NATIONSBANK, N.A., a national banking association, f/k/a NationsBank, N.A. (South) ("Bank"), and its successors and assigns.

                                    RECITALS

     A. On April 18, 1997, PLASMA-THERM, INC., a Florida corporation ("Borrower") executed a $7,000,000.00 line of credit promissory note (the "Original LOC Note"), to evidence a revolving line of credit with a maximum credit limit of $7,000,000.00 (the "Line Loan"). The Line Loan was also evidenced and/or secured by certain documents including, but not limited to the following:

          (1) A credit agreement executed by Borrower and NationsBank, N.A. (South) on April 18, 1997 (the "Credit Agreement"); and,

          (2) A security agreement executed by Borrower and NationsBank, N.A. (South) on April 18, 1997 (the "Security Agreement").

     B. Bank and Borrower have on even date herewith increased the credit limit of the Line Loan to $10,000,000.00 (the "Loan") as evidenced and/or secured by a $3,000,000.00 line of credit promissory note executed by Borrower in favor of Lender on even date herewith (the "Second LOC Note"), also the Second LOC Note and the Original LOC Note have been consolidated into one line of credit consolidation promissory note executed by Borrower in favor of Lender on even date herewith in the amount of $10,000,000.00 (the "LOC Consolidation Note"); the LOC Consolidation Note, as it may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, is hereinafter referred to as the "Note".

     C. A condition precedent to Bank's agreement to increase the credit limit as described above is Guarantor's execution and delivery to Bank of this Guaranty.

     D. The Credit Agreement, Security Agreement, and certain other loan documents relating to the Line Loan have on even date herewith been amended so as to secure the Loan and the Note. Said Credit Agreement, Security Agreement, and other loan documents, as amended, shall hereinafter be collectively referred to as the "Loan Documents". References in this Guaranty to the terms "Credit Agreement" and "Security Agreement" shall include the amendments thereto.

     E. Any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the Credit Agreement. This Guaranty is one of the Loan Documents described in the Credit Agreement. As used herein, the term "Default" shall mean a default under this Guaranty or an "Event of Default" as defined in the Credit Agreement.

     F. Guarantor is a wholly owned subsidiary corporation of Borrower.

     For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Bank to extend credit to Borrower, Guarantor hereby guarantees to Bank the prompt and full payment and performance of the indebtedness and obligations described below in this Guaranty (collectively called the "Guaranteed Obligations"), this Guaranty being upon the following terms and conditions:

     1. GUARANTY OF PAYMENT. Guarantor hereby unconditionally and irrevocably guarantees to Bank the punctual payment when due, whether by lapse of time, by acceleration of maturity, or otherwise, and at all times thereafter, of all principal, interest (including interest accruing after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, whether or not allowed in such proceeding), fees, costs, expenses, indemnification indebtedness, attorneys' fees, and other sums of money now or hereafter due and owing pursuant to (i) the terms of the Note, the Credit Agreement, the Security Agreement and the other Loan Documents, including the making of any required Borrower's deposits, and any indemnifications contained in such Loan Documents, now or hereafter existing, and (ii) all renewals, extensions, refinancings, modifications, supplements or amendments of such indebtedness, or any of the Loan Documents, or any part thereof (the indebtedness described in clauses (i) and (ii) above in this Section 1 is herein collectively called the "Indebtedness"). This Guaranty covers the Indebtedness, whether presently outstanding or arising subsequent to the date hereof, including all amounts advanced by Bank in stages or installments. The guaranty of Guarantor as set forth in this Section 1 is a continuing guaranty of payment and not a guaranty of collection.

     2. GUARANTY OF PERFORMANCE. Guarantor additionally hereby unconditionally and irrevocably guarantees to Bank the timely performance of all other obligations of Borrower under all of the Loan Documents. If any of such obligations of Borrower are not complied with, in any respect whatsoever, and without the necessity of any notice from Bank to Guarantor, Guarantor agrees to
(i) assume all responsibility for compliance with all terms and provisions of Loan Documents, at Guarantor's own cost and expense, and (ii) indemnify and hold Bank harmless from any and all loss, cost, liability or expense that Bank may suffer by any reason of any such non-compliance. So long as all of such obligations are being performed by Borrower or Guarantor and no Default exists, Bank will make the Loan proceeds available under and subject to the terms of the Credit Agreement. If after the occurrence of a Default, and without limiting Bank's rights and remedies, Bank, in its sole discretion, and without any obligation, may expend such funds as Bank deems necessary to cure such Default, and the amount of any and all such expenditures made by Bank for such purposes shall bear interest from the date made until repaid to Bank, at a rate per annum equal to the interest rate provided for in the Note and, together with such interest, shall be due and payable by Guarantor to Bank upon demand. The obligations and liability of Guarantor under this Section 2 shall not be limited or restricted by the existence of (or any terms of) the guaranty of payment under Section 1.

     3. PRIMARY LIABILITY OF GUARANTOR.

     a. This Guaranty is an absolute, irrevocable and unconditional guaranty of payment and performance. Guarantor shall be liable for the payment and performance of the Guaranteed Obligations, as set forth in this Guaranty, as a primary obligor. This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives, any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time.

     b. In the event of default by Borrower in payment or performance of the Guaranteed Obligations, or any part thereof, when such indebtedness or performance becomes due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor shall, on demand and without presentment, protest, notice of protest, further notice of nonpayment or of dishonor or of default or nonperformance, or notice of acceleration or of intent to accelerate, or any other notice whatsoever, without any notice having been given to Guarantor previous to such demand of the acceptance by Bank of this Guaranty, and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness or of such obligation to perform, all such notices being hereby waived by Guarantor, pay the amount due thereon to Bank or perform or observe the agreement, covenant, term or condition, as the case may be, and it shall not be necessary for Bank, in order to enforce such payment or performance by Guarantor, first to institute suit or pursue or exhaust any rights or remedies against Borrower or others liable on such indebtedness or for such performance, or to enforce any rights against any security that shall ever have been given to secure such indebtedness or performance, or to join Borrower or any others liable for the payment or performance of the Guaranteed Obligations or any part thereof in any action to enforce this Guaranty, or to resort to any other means of obtaining payment or performance of the Guaranteed Obligations.

     c. Suit may be brought or demand may be made against all parties who have signed this Guaranty or any other guaranty covering all or any part of the Guaranteed Obligations, or against any one or more of them, separately or together, without impairing the rights of Bank against any party hereto. Any time that Bank is entitled to exercise its rights or remedies hereunder, it may in its discretion elect to demand payment and/or performance. If Bank elects to demand performance, it shall at all times thereafter have the right to demand payment until all of the Guaranteed Obligations have been paid and performed in full. If Bank elects to demand payment, it shall at all times thereafter have the right to demand performance until all of the Guaranteed Obligations have been paid and performed in full.

     4. CERTAIN AGREEMENTS AND WAIVERS BY GUARANTOR.

     a. Guarantor hereby agrees that neither Bank's rights or remedies nor Guarantor's obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

               (i) any limitation of liability or recourse in any other Loan Document or arising under any law;

               (ii) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations;

               (iii) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations, including any impairment of Guarantor's recourse against any Person or collateral;

               (iv) whether express or by operation of law, any partial release of the liability of Guarantor hereunder, or if one or more other guaranties are now or hereafter obtained by Bank covering all or any part of the Guaranteed Obligations, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release of Borrower or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations;

               (v) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

               (vi) either with or without notice to or consent of Guarantor: any renewal, extension, modification or rearrangement of the terms of any or all of the Guaranteed Obligations and/or any of the Loan Documents, including, without limitation, material alterations of the terms of payment (including changes in maturity date(s) and interest rate(s)) or performance or any other terms thereof, or any waiver, termination, or release of, or consent to departure from, any of the Loan Documents or any other guaranty of any or all of the Guaranteed Obligations, or any adjustment, indulgence, forbearance, or compromise that may be granted from time to time by Bank to Borrower, Guarantor, and/or any other Person at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

               (vii) any neglect, lack of diligence, delay, omission, failure, or refusal of Bank to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations;

               (viii) any failure of Bank to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Obligations or any part thereof, or of any Loan Document, or of any release of or change in any security, or of any other action taken or refrained from being taken by Bank against Borrower or any security or other recourse, or of any new agreement between Bank and Borrower, it being understood that Bank shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations, any and all rights to notice Guarantor may have otherwise had being hereby waived by Guarantor;

               (ix) if for any reason Bank is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Obligations or pay the amount thereof to someone else;

               (x) the existence of any claim, set-off, or other right that Guarantor may at any time have against Borrower, Bank, or any other Person, whether or not arising in connection with this Guaranty, the Note, the Credit Agreement, or any other Loan Document;

               (xi) the unenforceability of all or any part of the Guaranteed Obligations against Borrower, whether because the Guaranteed Obligations exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Obligations, or any part thereof, is ULTRA VIRES, or because the officers or Persons creating same acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower has any valid defense, claim or offset with respect thereto, or because Borrower's obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations); or

               (xii) any order, ruling or plan of reorganization emanating from proceedings under Title 11 of the United States Code with respect to Borrower or any other Person, including any extension, reduction, composition, or other alteration of the Guaranteed Obligations, whether or not consented to by Bank.

          b. In the event any payment by Borrower or any other Person to Bank is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Bank is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or any other party to Bank shall not constitute a release of Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by

Bank of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Bank or paid by Bank to another Person (which amounts shall constitute part of the Guaranteed Obligations), and any interest paid by Bank and any attorneys' fees, costs and expenses paid or incurred by Bank in connection with any such event. It is the intent of Guarantor and Bank that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally paid and performed, and not subject to refund or disgorgement, the obligations and liabilities of Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor. Bank shall be entitled to continue to hold this Guaranty in its possession for a period of one year from the date the Guaranteed Obligations are paid and performed in full and for so long thereafter as may be necessary to enforce any obligation of Guarantor hereunder and/or to exercise any right or remedy of Bank hereunder.

     c. If acceleration of the time for payment of any amount payable by Borrower under the Note, the Credit Agreement, or any other Loan Document is stayed or delayed by any law or tribunal, all such amounts shall nonetheless be payable by Guarantor on demand by Bank.

     d. Guarantor hereby waives and agrees not to assert or take advantage of
(i) any right or claim of right to cause a marshalling of any of Borrower's assets or the assets of any other party now or hereafter held as security for the Indebtedness; (ii) the defense of the statute of limitations in any action hereunder or for the payment of the Indebtedness and performance of any obligation hereby guaranteed; (iii) any defense that may arise by reason of the incapacity, lack of authority, death or disability of Guarantor, any other guarantor of the Loan, or Borrower or any other person or entity, or the voluntary or involuntary dissolution of Borrower or Guarantor, or the failure of Bank to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) or Borrower or any other person or entity;
(iv) any defense based on the failure of Bank to give notice of the existence, creation, or incurring of any new or additional indebtedness or obligation, or of any action or nonaction on the part of any other person whomsoever, or any modification of the terms of the Loan Documents, or the Indebtedness, in connection with any obligation hereby guaranteed; (v) any defense based upon an election of remedies by Bank which destroys or otherwise impairs any subrogation rights of Guarantor or any other guarantor of the Loan or the right of Guarantor to proceed against Borrower or any other guarantor for reimbursement, or both;
(vi) any defense based upon failure of Bank to commence an action against Borrower; (vii) any defense based upon acceptance of this Guaranty by Bank;
(viii) any defense based upon the invalidity or unenforceability of any of the Loan Documents; (ix) any defense based upon any limitation of liability contained in any of the Loan Documents; (x) any defense based upon any transfer by Borrower of all or any part of the Collateral; (xi) any defense based upon the failure of Bank to perfect any security or to extend or renew the perfection of any security; and (xii) any other legal or equitable defenses whatsoever to which Guarantor might otherwise be entitled. Guarantor also hereby waives any claim, right or remedy which Guarantor may now have or hereafter acquire against Borrower that arises hereunder and/or from the performance by Guarantor, including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, indemnification or participation in any claim, right or remedy of Bank against Borrower or any security which Bank now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

     5. SUBORDINATION. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor:

          a. such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing same shall, at all times, be subordinate in all respects to the Guaranteed Obligations and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations;

          b. Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Guaranteed Obligations have been fully and finally paid and performed;

          c. Guarantor hereby assigns and grants to Bank a security interest in all such indebtedness and security therefor, if any, of Borrower to Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Bank shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not a Default shall have occurred or be continuing under any of the Loan Documents), dividends and payments that are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligations have been fully and finally paid and performed. If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this SECTION 5, Guarantor shall pay the same to Bank immediately, Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Bank and shall have absolutely no dominion over the same except to pay it immediately to Bank; and

          d. Guarantor shall promptly upon request of Bank from time to time execute such documents and perform such acts as Bank may require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this SECTION 5, including, but not limited to, execution and delivery of financing statements, proofs of claim, further assignments and security agreements, and delivery to Bank of any promissory notes or other instruments evidencing indebtedness of Borrower to Guarantor. All promissory notes, accounts receivable ledgers or other evidences, now or hereafter held by Guarantor, of obligations of Borrower to Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under and is subject to the terms of this Guaranty.

     6. OTHER LIABILITY OF GUARANTOR OR BORROWER. If Guarantor is or becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to Bank other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Bank hereunder shall be cumulative of any and all other rights that Bank may have against Guarantor. If Borrower is or becomes indebted to Bank for any indebtedness other than or in excess of the Indebtedness for which Guarantor is liable under this Guaranty, any payment received or recovery realized upon any indebtedness of Borrower to Bank may, except to the extent paid by Guarantor on the Indebtedness for which Guarantor is liable under this Guaranty or specifically required by law or agreement of Bank to be applied to the Indebtedness for which Guarantor is liable under this Guaranty, in Bank's sole discretion, be applied upon indebtedness of Borrower to Bank other than the Indebtedness for which Guarantor is liable under this Guaranty.

     7. BANK ASSIGNS. This Guaranty is for the benefit of Bank and Bank's successors and assigns, and in the event of an assignment of the Guaranteed Obligations, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Obligations so assigned, may be transferred with such Guaranteed Obligations. Guarantor waives notice of any transfer or assignment of the Guaranteed Obligations, or any part thereof, and agrees that failure to give notice will not affect the liabilities of Guarantor hereunder. Bank may sell or offer to sell the Loan or interests in the Loan to one or more assignees or participants and may disclose to any such assignee or participant or prospective assignee or participant any information Bank has pertaining to the Guaranteed Obligations, this Guaranty, or Guarantor, including, without limitation, information regarding any security for the Guaranteed Obligations or for this Guaranty, credit information on Guarantor, Borrower, and/or any other party liable, directly or indirectly, for any part of the Guaranteed Obligations. Bank may also disclose any such information to any regulatory body having jurisdiction over Bank.

     8. BINDING EFFECT. This Guaranty is binding not only on Guarantor, but also on Guarantor's heirs, personal representatives, successors and assigns. Upon the death of Guarantor, if Guarantor is a natural person, this Guaranty shall continue against Guarantor's estate as to all of the Guaranteed Obligations, including that portion incurred or arising after the death of Guarantor and shall be provable in full against Guarantor's estate, whether or not the Guaranteed Obligations are then due and payable. If this Guaranty is signed by more than one Person, then all of the obligations of Guarantor arising hereunder shall be jointly and severally binding on each of the undersigned, and their respective heirs, personal representatives, successors and assigns, and the term "GUARANTOR" shall mean all of such Persons and each of them individually.

     9. GOVERNING LAW; FORUM. This Guaranty, and its validity, enforcement, and interpretation, shall for all purposes be governed by and construed in accordance with the laws of the State of Florida and applicable United States federal law, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. All obligations of Guarantor hereunder are payable and performable at the place or places where the Guaranteed Obligations are payable and performable. Guarantor hereby irrevocably submits generally and unconditionally for Guarantor and in respect of Guarantor's property to the jurisdiction of any state court, or any United

States federal court, sitting in the state specified in the first sentence of this Section, over any suit, action or proceeding arising out of or relating to this Guaranty or the Guaranteed Obligations. Guarantor hereby irrevocably waives, to the fullest extent permitted by law, any objection that Guarantor may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Guarantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court, or any United States federal court, sitting in the state specified in the first sentence of this Section may be made by certified or registered mail, return receipt requested, directed to Guarantor at its address stated in SECTION 15, or at a subsequent address of which Bank received actual notice from Guarantor in accordance with said Section, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Bank to serve process in any manner permitted by law or limit the right of Bank to bring proceedings against Guarantor in any other court or jurisdiction.

     10. INVALIDITY OF CERTAIN PROVISIONS. If any provision of this Guaranty or the application thereof to any Person or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable law.

     11. ATTORNEYS' FEES AND COSTS OF COLLECTION. Guarantor shall pay on demand all reasonable attorneys' fees, paralegals' fees, and all other costs and expenses incurred by Bank in the enforcement of or preservation of Bank's rights under this Guaranty (including all fees incurred in connection with arbitration). Guarantor agrees to pay interest on any expenses or other sums due to Bank under this SECTION 11 that are not paid when due, at a rate per annum equal to the interest rate provided for in the Note, but in no event shall such interest exceed the maximum amount. Guarantor's obligations and liabilities under this SECTION 11 shall survive any payment or discharge in full of the Guaranteed Obligations.

     12. PAYMENTS. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts.

     13. CONTROLLING AGREEMENT. It is not the intention of Bank or Guarantor to obligate Guarantor to pay interest in excess of that lawfully permitted to be paid by Guarantor under applicable law. Should it be determined that any portion of the Guaranteed Obligations or any other amount payable by Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that Guarantor, in Guarantor's capacity as guarantor, may lawfully be required to pay under applicable law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable law. The provisions of this Section 13 shall override and control all other provisions of this Guaranty and of any other agreement between Guarantor and Bank.

     14. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF Guarantor. Guarantor hereby represents, warrants, and covenants that (a) Guarantor will derive substantial benefit, directly or indirectly, from the making of the Loan to Borrower and from the making of this Guaranty by Guarantor; (b) this Guaranty is duly authorized and valid, and is binding upon and enforceable against Guarantor; (c) Guarantor is not, and the execution, delivery and performance by Guarantor of this Guaranty will not cause Guarantor to be, in violation of or in default with respect to any law or in default (or at risk of acceleration of indebtedness) under any agreement or restriction by which Guarantor is bound or affected; (d) Guarantor is duly organized, validly existing, and in good standing under the laws of the State of Florida and is lawfully doing business in Florida, and has full power and authority to enter into and perform this Guaranty; (e) there is no litigation pending or, to the knowledge of Guarantor, threatened before or by any tribunal against or affecting Guarantor; (f) all financial statements and information heretofore furnished to Bank by Guarantor do, and all financial statements and information hereafter furnished to Bank by Guarantor will, fully and accurately present the condition (financial or otherwise) of Guarantor as of their dates and the results of Guarantor's operations for the periods therein specified, and, since the date of the most recent financial statements of Guarantor heretofore furnished to Bank, no material adverse change has occurred in the financial condition of Guarantor, nor, except as heretofore disclosed in writing to Bank, has Guarantor incurred any material liability, direct or indirect, fixed or contingent; (g) after giving effect to this Guaranty, Guarantor is solvent, is not engaged or about to engage in business or a transaction for which the property of Guarantor is an unreasonably small capital, and does not intend to incur or believe that it will incur debts that will be beyond its ability to pay as such debts mature; (h) Bank has no duty at any time to investigate or inform Guarantor of the financial or business condition or affairs of Borrower or any change therein, and Guarantor will keep fully appraised of Borrower's financial and business condition; (i) Guarantor acknowledges and agrees that Guarantor may be required to pay and perform the Guaranteed Obligations in full without assistance or support from the Borrower or any other Person; and (j) Guarantor has read and fully understands the provisions contained in the Note, the Credit Agreement, the Security Agreement, and the other Loan Documents. Guarantor's representations, warranties and covenants are a material inducement to Bank to enter into the other Loan Documents and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantor, any other party, or any security for all or any part of the Guaranteed Obligations.

     15. NOTICES. Unless specifically provided otherwise, any notice for purposes of this Guaranty shall be given in writing or by telex or by facsimile
(fax) transmission and shall be addressed or delivered to the respective addresses set forth at the end of this Guaranty, or to such other address as may have been previously designated by the intended recipient by notice given in accordance with this Section. If sent by prepaid, registered or certified mail (return receipt requested), the notice shall be deemed effective when the receipt is signed or when the attempted initial delivery is refused or cannot be made because of a change in address of which the sending party has not been notified; if transmitted by telex, the notice shall be effective when transmitted (answerback confirmed); and if transmitted by facsimile or personal delivery, the notice shall be effective when received. No notice of change of address shall be effective except upon actual receipt. This SECTION 15 shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Guaranty or in any other Loan Document or to require giving notice or demand to or upon any Person in any situation or for any reason.

     16. CUMULATIVE RIGHTS. The exercise by Bank of any right or remedy hereunder or under any other Loan Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Bank shall have all rights, remedies and recourses afforded to Bank by reason of this Guaranty or any other Loan Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Obligations, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole discretion of Bank, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of Guarantor or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Bank shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of Bank with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Guarantor, by Bank.

     17. TERM OF GUARANTY. This Guaranty shall continue in effect until all the Guaranteed Obligations are fully and finally paid, performed, and discharged, except that, and notwithstanding any return of this Guaranty to Guarantor, this Guaranty shall continue in effect (i) with respect to any of the Guaranteed Obligations that survive the discharge of the Guaranteed Obligations, (ii) with respect to all obligations and liabilities of Guarantor under Section 11, and
(iii) as provided in Section 4(b).

     18 DISCLOSURE OF INFORMATION. Bank may sell or offer to sell the Loan or interests in the Loan to one or more assignees or participants and may disclose to any such assignee or participant or prospective assignee or participant any information Bank has pertaining to the Guaranteed Obligations, this Guaranty, or Guarantor, including, without limitation, information regarding any security for the Guaranteed Obligations or for this Guaranty, credit information on Guarantor, Borrower, and/or any other party liable, directly or indirectly, for any part of the Guaranteed Obligations. Bank also may disclose any such information to any regulatory body having jurisdiction over Bank and to any agent or attorney of Bank and in such other circumstances and to such other parties as necessary or appropriate in Bank's reasonable judgment.

     19. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Default in the payment or performance when due of any of the Guaranteed Obligations, Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, without notice to any Person (any such notice being expressly waived by Guarantor to the fullest extent permitted by applicable law), to set off and apply any and all deposits funds, or assets at any time held and other indebtedness at any time owing by Bank to or for the credit or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty, whether or not Bank shall have made any demand under this Guaranty or exercised any other right or remedy hereunder. Bank will promptly notify Guarantor after any such set-off and application made by Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Bank under this Section 20 are in addition to the other rights and remedies (including other rights of set-off) that Bank may have.

     20. GRANT. To secure the performance of this Guaranty, Guarantor grants to Bank a security interest in all property of Guarantor to the extent such property is delivered concurrently herewith or is now, or at any time hereafter is in the possession of Bank, and all proceeds, replacements, or substitutions of all such property. Guarantor agrees that Bank shall have the rights and remedies of a secured party under the Uniform Commercial Code as adopted by the State of Florida with respect to all of the aforesaid property, including, without limitation, the right to sell or otherwise dispose of any or all of such property. Any notification of intended disposition of any property required by law shall be deemed reasonably and properly given if at least five (5) calendar days before such disposition. Notwithstanding the foregoing, Bank may, without further notice to anyone, apply or set off any balances, credits, deposits, accounts, monies or other indebtedness at any time created by or due from Bank to Guarantor against the amounts due hereunder.

     21. SUBROGATION. Notwithstanding anything to the contrary contained herein, until the Loan is paid in full, Guarantor irrevocably waives any present or future right to which Guarantor is or becomes entitled to be subrogated to Bank's rights against Borrower or to seek contribution, reimbursement, indemnification, or the like from Borrower on account of this Guaranty or to assert any other claim or right of action against Borrower on account of, arising under, or relating to this Guaranty.

     22. FURTHER ASSURANCES. Guarantor at Guarantor's expense will promptly execute and deliver to Bank upon Bank's request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the agreements of Guarantor under this Guaranty.

     23. NO FIDUCIARY RELATIONSHIP. The relationship between Bank and Guarantor is solely that of lender and guarantor. Bank has no fiduciary or other special relationship with or duty to Guarantor and none is created hereby or may be inferred from any course of dealing or act or omission of Bank.

     24. INTERPRETATION. If this Guaranty is signed by more than one Person as "Guarantor", then the term "Guarantor" as used in this Guaranty shall refer to all such Persons jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Agreement are made by and shall be binding upon each and every such undersigned Person, jointly and severally. The term "Bank" shall be deemed to include any subsequent holder(s) of the Note. Whenever the context of any provisions hereof shall require it, words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other genders. Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents. All references in this Guaranty to Schedules, Articles, Sections, Subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Guaranty, unless such reference specifically identifies another document. The terms "herein", "hereof", "hereto", "hereunder" and similar terms refer to this Guaranty and not to any particular Section or subsection of this Guaranty. The terms "include" and "including" shall be interpreted as if followed by the words "without limitation". All references in this Guaranty to sums denominated in dollars or with the symbol "$" refer to the lawful currency of the United States of America, unless such reference specifically identifies another currency. For purposes of the Agreement, "Person" or "Persons" shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies, and other legal entities, including governmental bodies, agencies, or instrumentalities, as well as natural persons.

     25. TIME OF ESSENCE. Time shall be of the essence in this Guaranty with respect to all of Guarantor's obligations hereunder.

     26. EXECUTION. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which together shall constitute one and the same agreement.

     27. ENTIRE AGREEMENT. This Guaranty embodies the entire agreement between Bank and Guarantor with respect to the guaranty by Guarantor of the Guaranteed Obligations. This Guaranty supersedes all prior agreements and understandings, if any, with respect to guaranty by Guarantor of the Guaranteed Obligations. No condition or conditions precedent to the effectiveness of this Guaranty exist. This Guaranty shall be effective upon execution by Guarantor and delivery to Bank. This Guaranty may not be modified, amended or superseded except in a writing signed by Bank and Guarantor referencing this Guaranty Agreement by its date and specifically identifying the portions hereof that are to be modified, amended or superseded.

     THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     28. MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of J.A.M.S./Endispute or any successor thereof ("J.A.M.S.") and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over such action.

          a. SPECIAL RULES. The arbitration shall be conducted in Pinellas County, Florida and administered by J.A.M.S, who will appoint an arbitrator; if J.A.M.S. is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

          b. RESERVATIONS OF RIGHTS. Nothing in this Agreement shall be deemed to (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement; or (ii) be a waiver by Bank of the protection afforded to it by 12 U.S.C. ss. 91 or any substantially equivalent state law; or (iii) limit the right of Bank (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief, writ of possession or the appointment of a receiver. Bank may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement. Neither the exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

No provision in the Loan Documents regarding submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Loan Document for arbitration of any controversy or claim.

     29. RELEASE OF GUARANTOR. Notwithstanding any provisions in this Guaranty to the contrary, the Bank agrees that upon written request by the Guarantor, the Bank will release the Guarantor from all obligations under this Guaranty so long as Borrower is not in default under the terms of the Loan.

     IN WITNESS WHEREOF, Guarantor duly executed this Guaranty as of the date first written above.

Address of Guarantor:              GUARANTOR:

10050 16th Street North            MAGNETRAN, INC., a New Jersey corporation
St. Petersburg, Florida  33716
Fax No. (813) 579-0801             By: /s/ STACEY L. WAGNER
                                      -----------------------------
                                       Stacy L. Wagner
                                       Vice President-Finance and Administration

                                                  (CORPORATE SEAL)

STATE OF NORTH CAROLINA       )
COUNTY OF MECKLENBURG         )

     The foregoing instrument was acknowledged before me this 25th day of March, 1998, by STACY L. WAGNER, as the Vice President-Finance and Administration of MAGNETRAN, INC. on behalf of the corporation. She is [X] personally known to me or [ ] has produced________________________ as identification.


My commission expires: 8/19/99 /s/ TERRY L. WITCHER
                               ----------------------------
                               Signature of Notary Public


            (SEAL)             Terry L. Witcher (Commmissioned: Terry L. Scaggs)
                               -----------------------------
                               Legibly Print Name of Notary Public

Address of Bank:

NationsBank, N.A.
400 North Ashley Drive, 2nd Floor
Tampa, Florida  33602
Attn:  Ms. Sadahri Berry
Fax No.  (813) 224-5770

                         LINE OF CREDIT PROMISSORY NOTE

                                                     Charlotte, North Carolina
$3,000,000.00                                                   March 25, 1998

     FOR VALUE RECEIVED, the undersigned PLASMA-THERM, INC., a Florida corporation (hereinafter called "Borrower") promises to pay to the order of NATIONSBANK, N.A., a national banking association, f/k/a NationsBank, N.A. (South) (hereinafter sometimes referred to as "Lender" and together with any holder hereof called "Holder"), at 400 N. Ashley Drive, 2nd Floor, Tampa, Florida 33602, or at such other place as Holder may from time to time designate in writing, the principal sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00), or so much thereof as has been advanced hereunder, together with interest on the unpaid balance of the principal (the "Loan") from time to time outstanding from the date of each advance of principal at the rate for each day equal to the "Variable Adjusted LIBOR Rate" (as hereinafter defined) as determined by Lender and adjusted daily, plus two hundred (200) basis points, per annum. In no event, however, shall the interest rate be greater than the maximum rate of interest allowed to be contracted for by applicable law. The term "Variable Adjusted LIBOR Rate" means the interest rate per annum determined in accordance with the following definitions and procedures:

     a. The "LIBOR Rate" for a particular day shall be the interest rate as published in the final New York edition of The Wall Street Journal as the appropriate London InterBank Offered Rate (LIBOR) for such particular day for a non-domestic certificate of deposit in an amount approximately equal to the amount of the Note having a term of thirty (30) days, or if The Wall Street Journal is not published on any such date, then as published therein for the immediately preceding business day provided, however, that in the event that The Wall Street Journal is not published, or does not report the London InterBank Offered Rate, for three consecutive business days, then the "LIBOR Rate" shall be deemed to be the interest rate which it would be necessary for Lender to pay in connection with a sale by Lender, if possible, of a certificate of deposit for a non-domestic deposit in an amount approximately equal to the amount of the Note and having a term of thirty (30) days.

     b. The "Variable Adjusted LIBOR Rate" for a particular day shall be equal to the quotient of the LIBOR Rate divided by the difference of (a) one minus (b) the maximum rate (expressed as a decimal) of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable from time to time to any member bank of the Federal Reserve System, in respect to Eurocurrency liabilities as specified in Regulation D (or any successor category of liabilities under Regulation D). The computation of the Variable Adjusted LIBOR Rate shall also include such adjustments as may be necessary in respect to impositions on Lender for Federal Deposit Insurance Corporation insurance and other insurance, fees, assessments and surcharges which occur because of Lender's sale of a certificate of deposit which would establish the LIBOR Rate or for insuring time deposits.

     c. The LIBOR Rate used in determining the Variable Adjusted LIBOR Rate for a particular day shall be the LIBOR Rate for such day if the interest rate is published in The Wall Street Journal as specified above, and otherwise shall be the LIBOR Rate which is two "business days" prior to the date of determination, or if such day is not a business day, then the next preceding business day.

     d. A "business day" for purposes of determination of Lender's Variable Adjusted LIBOR Rate shall mean any day on which Lender is open in Charlotte, North Carolina for the transaction of domestic and foreign exchange business. Each determination by Lender of the Variable Adjusted LIBOR Rate shall, in the absence of manifest error, be conclusive and binding.

     Interest owing under this Note shall be computed on the basis of a 360-day year.

     Principal and interest shall be due and payable as follows:

          a. Accrued interest only, as stated above, shall be payable monthly commencing on the last day of March, 1998, and continuing on the last day of each month thereafter until May 19, 1999, at which time all outstanding indebtedness, whether principal, accrued interest or otherwise, shall be due and payable in full.

          b. The principal amount evidenced hereby may be borrowed (and to the extent any principal amount advanced hereunder is repaid by Borrower, such sum may be borrowed again) prior to May 19, 1999, but only in accordance with the terms of that Credit Agreement dated April 18, 1997, as amended on even date herewith, and only if this Note is not in default as hereinafter defined. At no time, however, shall the principal balance outstanding hereunder exceed THREE MILLION AND NO/100 DOLLARS ($3,000,000.00).

     Borrower may prepay all or part of the principal balance at any time without penalty. Such prepayment shall be accompanied by payment of any unpaid interest accrued to the time of such prepayment. All payments made hereunder shall at Holder's option first be applied to late charges, then to accrued interest, then to principal.

     Permitted partial prepayments shall not affect or vary the duty of Borrower to pay all obligations when due, and they shall not affect or impair the right of Holder to pursue all remedies available to it hereunder, under the security instruments securing this indebtedness, or under any other loan documents or guaranty executed in connection herewith.

     If any event of default set forth in this Note or in any of the Loan Documents (as defined herein) shall occur, or in the event Lender has, in accordance with the terms of the Note or the Loan Documents, made a demand for repayment of the indebtedness evidenced by this Note and the Loan Documents, Lender, at its option, may notify Borrower that its commitment to lend under this line of credit is terminated and Lender shall be relieved of all obligations to lend any further sums thereafter to Borrower.

     This Note is secured by a certain Security Agreement dated April 18, 1997, as amended on even date herewith which, together with this Note, the Credit Agreement, as amended on even date herewith, and all other agreements, instruments and documents delivered in connection therewith and/or herewith, are hereinafter sometimes referred to as the "Loan Documents."

     This Note and the Loan Documents are to be governed by and construed under the laws of the State of Florida and of the United States of America, and the rules and regulations promulgated under the authority thereof. It is the intent of this Note that such laws shall be interpreted in such a manner that the maximum rate of interest allowed to be contracted for by applicable law as changed from time to time which is applicable to this Note (hereinafter called the "Maximum Rate") be as great as possible. The interest due hereunder is being charged pursuant to the provisions of The Florida Banking Code (as defined by statute), and Chapter 687 FLORIDA STATUTES. In the event that any law, rule or regulation of the United States of America or the State of Florida, as changed from time to time, allows interest to be contracted for at a rate that is greater than the rate permitted by The Florida Banking Code (as defined by statute), and Chapter 687, FLORIDA STATUTES, then such law, rule or regulation shall apply. References to laws, statutes, rules and regulations in this Note refer to such as amended from time to time.

     In the event that any payment of principal or interest is not made within ten (10) days after the same become due hereunder, it is hereby agreed that Holder shall have the option of collecting a late charge equal to four percent (4%) of the amount of each such delinquent payment. Said late charge and/or interest shall be immediately due and payable in full on demand by Holder.

     In no event shall Holder have the right to charge or collect, nor shall Borrower be required or obligated to pay, interest or payments in the nature of interest, which would result in interest being charged or collected at a rate in excess of the Maximum Rate. In the event that any payment which is interest or in the nature of interest is made by Borrower or received by Holder which would result in the rate of interest being charged or collected by Holder being in excess of the Maximum Rate, then the portion of any such payment which causes the rate of interest being charged or collected by Holder to exceed the Maximum Rate (hereinafter called the "excess sum") shall be credited as a payment of principal. If Borrower notifies Holder in writing that Borrower elects to have such excess sum returned to Borrower, such excess sum shall be returned to Borrower. In the event that any such overcharge is discovered after this Note has been paid in full, then the amount of such excess sum shall be returned to Borrower together with interest thereon from the date such excess sum was paid or collected at the same rate as was due Holder during such period under the terms of this Note. All excess sums credited to principal shall be credited as of the date paid to Holder. It is recognized by Borrower that the Maximum Rate may vary from time to time, and that from time to time the Maximum Rate may be uncertain. Therefore, Holder may seek judicial determination of the applicable rate of interest. In such event, the withholding of credit to principal or the withholding of payment to Borrower of any proposed excess sum during the period of judicial determination (including all appeals) shall not be deemed a breach of the obligations of Holder hereunder or of applicable law. It is the intent of Holder to conform strictly to the limitations of applicable laws governing the charging and collection of interest as changed from time to time.

     The "Default Interest Rate" shall be a rate equal to three percent (3%) above the rate of interest required to be paid by the terms of this Note.

     Holder shall have the optional right to declare the amount of the total unpaid balance hereof to be due and forthwith payable in advance of the maturity date of any sum due or installment, as fixed herein, upon the occurrence of an event of default. An event of default shall be deemed to occur under this Note upon the failure of Borrower to pay, within fifteen (15) days after the same become due, any of the installments of interest or principal, or other sums due hereunder, or upon the occurrence of any other default under or failure to perform by any party (other than Holder) in accordance with any of the terms and conditions of this Note within thirty (30) days after notice of such default or failure from Holder or upon the occurrence of any default under or failure to perform by any party (other than Holder) in accordance with any of the terms and conditions of any of the Loan Documents after the expiration of any applicable grace period, or upon the default under or the failure of Borrower to perform in accordance with any and all notes, obligations, instruments or documents between Borrower and Lender after any applicable grace period (including but not limited to that certain Term Promissory Note by Borrower in favor of Lender in the principal amount of $1,000,000.00 dated April 18, 1997, and that certain Promissory Note by Borrower in favor of Lender in the original principal amount of $3,375,000.00 dated August 14, 1995). Upon exercise of any of these options by Holder, the entire unpaid principal balance shall bear interest at the "Default Interest Rate." In addition to the rights described in this paragraph, Holder shall have the right to exercise all other rights or remedies provided by law or at equity or as provided in any of the Loan Documents and shall specifically have the right to recover all damages resulting from such default including, without limitation, the right to recover the payment of all amounts owing to Holder. Exercise of any of these options shall be without any additional notice to Borrower, notice of such exercise being hereby expressly waived.

     Time is of the essence hereunder. In the event that this Note is collected by law or through attorneys at law, or under advice therefrom, Borrower and any other person liable for payment hereof hereby, severally and jointly, agree to pay all costs of collection, including reasonable out-of-pocket attorneys' fees and costs (including charges for paralegals and others working under the direction or supervision of Holder's attorneys) and all sales or use taxes thereon, whether or not suit is brought, and whether incurred in connection with collection, trial, appeal, bankruptcy or other creditors' proceedings or otherwise, and, if Holder's attorneys shall include employees of Holder or of any person controlling, controlled by or under common control with Holder, such reasonable attorney's fees shall include costs allocated by Holder's or such person's internal legal department.

     Borrower authorizes Holder, when payment is due, to set off for any payment of principal or interest past due hereunder for the amount of such payment of principal or interest. Exercise of this right shall be optional with Holder and the provisions of this paragraph shall not be construed as releasing Borrower from the obligation to make payments of principal or interest according to the terms hereof.

     The remedies of Holder as provided herein and in the Loan Documents shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of Holder. No act of omission or commission of Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

     All persons (including corporations) now or at any time liable whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives, successors and assigns, respectively, hereby (a) expressly waive any presentment, demand for payment, notice of dishonor, protest, notice of nonpayment or protest, and diligence in collection; (b) consent that Holder may, from time to time and without notice to them or demand, (i) extend, rearrange, renew or postpone any or all payments and/or (ii) release, exchange, add to or substitute all or any part of the collateral for this Note, without in any way modifying, altering, releasing, affecting or limiting their respective liability or the lien of any security instrument; (c) agree that Holder, in order to enforce payment of this Note against them shall not be required first to institute any suit or to exhaust any of its remedies against Borrower or any other person or party or to attempt to realize on the collateral for this Note.

     ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY

CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          a. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR IF THERE IS REAL OR PERSONAL PROPERTY COLLATERAL, IN THE COUNTY WHERE SUCH REAL OR PERSONAL PROPERTY IS LOCATED, AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

          b. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     Borrower acknowledges that the above paragraphs have been expressly bargained for by Holder as part of the Loan evidenced hereby and that, but for Borrower's agreement and the agreement of any other person liable for payment hereof thereto, Holder would not have extended the Loan for the term and with the interest rate provided herein.

     If more than one party shall execute this Note, the term "Borrower", as used herein, shall mean all parties signing this Note and each of them, who shall be jointly and severally obligated hereunder. In this Note, whenever the context so requires, the neuter gender includes the feminine and/or masculine, as the case may be and the singular number includes the plural.

     IN WITNESS WHEREOF Borrower has caused this Note to be executed in its name on the day and year first above written.

                                   PLASMA-THERM, INC., a Florida corporation
                                   ("Borrower")

                                   By: /s/ STACY L. WAGNER
                                      ------------------------------
                                      Stacy L. Wagner
                                      Vice President-Finance and Administration
                    interim
"Florida documentary stamp tax
required by law in the amount of
$ exempt-out-of-state has been or will            (CORPORATE SEAL)
be paid directly to the Department of
Revenue. Certificate of Registration
#59-0155622 032798


STATE OF NORTH CAROLINA     )
COUNTY OF MECKLENBURG       )

     The foregoing instrument was acknowledged before me this 25th day of March, 1998, by STACY L. WAGNER, as Vice President-Finance and Administration of PLASMA-THERM, INC., a Florida corporation, on behalf of the corporation. She is [X] personally known to me or [ ] has produced _____________________________ as identification.

My commission expires: 8/19/99  /s/ TERRY L. WITCHER
                                ----------------------------
                                Signature of Notary Public


          (SEAL)                Terry L. Witcher (Commissioned: Terry L. Scaggs)
                                -----------------------------------------------
                                Legibly Print Name of Notary Public

                  LINE OF CREDIT CONSOLIDATION PROMISSORY NOTE

                                                    Charlotte, North Carolina
10,000,000.00                                                  March 25, 1998

     FOR VALUE RECEIVED, the undersigned PLASMA-THERM, INC., a Florida corporation (hereinafter called "Borrower") promises to pay to the order of NATIONSBANK, N.A., a national banking association, f/k/a NationsBank, N.A. (South) (hereinafter sometimes referred to as "Lender" and together with any holder hereof called "Holder"), at 400 N. Ashley Drive, 2nd Floor, Tampa, Florida 33602, or at such other place as Holder may from time to time designate in writing, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), or so much thereof as has been advanced hereunder, together with interest on the unpaid balance of the principal (the "Loan") from time to time outstanding from the date of each advance of principal at the rate for each day equal to the "Variable Adjusted LIBOR Rate" (as hereinafter defined) as determined by Lender and adjusted daily, plus two hundred (200) basis points, per annum. In no event, however, shall the interest rate be greater than the maximum rate of interest allowed to be contracted for by applicable law. The term "Variable Adjusted LIBOR Rate" means the interest rate per annum determined in accordance with the following definitions and procedures:

     a. The "LIBOR Rate" for a particular day shall be the interest rate as published in the final New York edition of The Wall Street Journal as the appropriate London InterBank Offered Rate (LIBOR) for such particular day for a non-domestic certificate of deposit in an amount approximately equal to the amount of the Note having a term of thirty (30) days, or if The Wall Street Journal is not published on any such date, then as published therein for the immediately preceding business day provided, however, that in the event that The Wall Street Journal is not published, or does not report the London InterBank Offered Rate, for three consecutive business days, then the "LIBOR Rate" shall be deemed to be the interest rate which it would be necessary for Lender to pay in connection with a sale by Lender, if possible, of a certificate of deposit for a non-domestic deposit in an amount approximately equal to the amount of the Note and having a term of thirty (30) days.

     b. The "Variable Adjusted LIBOR Rate" for a particular day shall be equal to the quotient of the LIBOR Rate divided by the difference of (a) one minus (b) the maximum rate (expressed as a decimal) of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable from time to time to any member bank of the Federal Reserve System, in respect to Eurocurrency liabilities as specified in Regulation D (or any successor category of liabilities under Regulation D). The computation of the Variable Adjusted LIBOR Rate shall also include such adjustments as may be necessary in respect to impositions on Lender for Federal Deposit Insurance Corporation insurance and other insurance, fees, assessments and surcharges which occur because of Lender's sale of a certificate of deposit which would establish the LIBOR Rate or for insuring time deposits.

     c. The LIBOR Rate used in determining the Variable Adjusted LIBOR Rate for a particular day shall be the LIBOR Rate for such day if the interest rate is published in The Wall Street Journal as specified above, and otherwise shall be the LIBOR Rate which is two "business days" prior to the date of determination, or if such day is not a business day, then the next preceding business day.

     d. A "business day" for purposes of determination of Lender's Variable Adjusted LIBOR Rate shall mean any day on which Lender is open in Charlotte, North Carolina for the transaction of domestic and foreign exchange business. Each determination by Lender of the Variable Adjusted LIBOR Rate shall, in the absence of manifest error, be conclusive and binding.

     Interest owing under this Note shall be computed on the basis of a 360-day year.

     Principal and interest shall be due and payable as follows:

          a. Accrued interest only, as stated above, shall be payable monthly commencing on the last day of March, 1998, and continuing on the last day of each month thereafter until May 19, 1999, at which time all outstanding indebtedness, whether principal, accrued interest or otherwise, shall be due and payable in full.

          b. The principal amount evidenced hereby may be borrowed (and to the extent any principal amount advanced hereunder is repaid by Borrower, such sum may be borrowed again) prior to May 19, 1999, but only in accordance with the terms of that Credit Agreement dated April 18, 1997, as amended on even date herewith, and only if this Note is not in default as hereinafter defined. At no time, however, shall the principal balance outstanding hereunder exceed TEN MILLION AND NO/100 DOLLARS ($10,000,000.00).

     Borrower may prepay all or part of the principal balance at any time without penalty. Such prepayment shall be accompanied by payment of any unpaid interest accrued to the time of such prepayment. All payments made hereunder shall at Holder's option first be applied to late charges, then to accrued interest, then to principal.

     Permitted partial prepayments shall not affect or vary the duty of Borrower to pay all obligations when due, and they shall not affect or impair the right of Holder to pursue all remedies available to it hereunder, under the security instruments securing this indebtedness, or under any other loan documents or guaranty executed in connection herewith.

     If any event of default set forth in this Note or in any of the Loan Documents (as defined herein) shall occur, or in the event Lender has, in accordance with the terms of the Note or the Loan Documents, made a demand for repayment of the indebtedness evidenced by this Note and the Loan Documents, Lender, at its option, may notify Borrower that its commitment to lend under this line of credit is terminated and Lender shall be relieved of all obligations to lend any further sums thereafter to Borrower.

     This Note is secured by a certain Security Agreement dated April 18, 1997, as amended on even date herewith which, together with this Note, the Credit Agreement, as amended on even date herewith, and all other agreements, instruments and documents delivered in connection therewith and/or herewith, are hereinafter sometimes referred to as the "Loan Documents."

     This Note and the Loan Documents are to be governed by and construed under the laws of the State of Florida and of the United States of America, and the rules and regulations promulgated under the authority thereof. It is the intent of this Note that such laws shall be interpreted in such a manner that the maximum rate of interest allowed to be contracted for by applicable law as changed from time to time which is applicable to this Note (hereinafter called the "Maximum Rate") be as great as possible. The interest due hereunder is being charged pursuant to the provisions of The Florida Banking Code (as defined by statute), and Chapter 687 FLORIDA STATUTES. In the event that any law, rule or regulation of the United States of America or the State of Florida, as changed from time to time, allows interest to be contracted for at a rate that is greater than the rate permitted by The Florida Banking Code (as defined by statute), and Chapter 687, FLORIDA STATUTES, then such law, rule or regulation shall apply. References to laws, statutes, rules and regulations in this Note refer to such as amended from time to time.

     In the event that any payment of principal or interest is not made within ten (10) days after the same become due hereunder, it is hereby agreed that Holder shall have the option of collecting a late charge equal to four percent (4%) of the amount of each such delinquent payment. Said late charge and/or interest shall be immediately due and payable in full on demand by Holder.

     In no event shall Holder have the right to charge or collect, nor shall Borrower be required or obligated to pay, interest or payments in the nature of interest, which would result in interest being charged or collected at a rate in excess of the Maximum Rate. In the event that any payment which is interest or in the nature of interest is made by Borrower or received by Holder which would result in the rate of interest being charged or collected by Holder being in excess of the Maximum Rate, then the portion of any such payment which causes the rate of interest being charged or collected by Holder to exceed the Maximum Rate (hereinafter called the "excess sum") shall be credited as a payment of principal. If Borrower notifies Holder in writing that Borrower elects to have such excess sum returned to Borrower, such excess sum shall be returned to Borrower. In the event that any such overcharge is discovered after this Note has been paid in full, then the amount of such excess sum shall be returned to Borrower together with interest thereon from the date such excess sum was paid or collected at the same rate as was due Holder during such period under the terms of this Note. All excess sums credited to principal shall be credited as of the date paid to Holder. It is recognized by Borrower that the Maximum Rate may vary from time to time, and that from time to time the Maximum Rate may be uncertain. Therefore, Holder may seek judicial determination of the applicable rate of interest. In such event, the withholding of credit to principal or the withholding of payment to Borrower of any proposed excess sum during the period of judicial determination (including all appeals) shall not be deemed a breach of the obligations of Holder hereunder or of applicable law. It is the intent of Holder to conform strictly to the limitations of applicable laws governing the charging and collection of interest as changed from time to time.

     The "Default Interest Rate" shall be a rate equal to three percent (3%) above the rate of interest required to be paid by the terms of this Note.

     Holder shall have the optional right to declare the amount of the total unpaid balance hereof to be due and forthwith payable in advance of the maturity date of any sum due or installment, as fixed herein, upon the occurrence of an event of default. An event of default shall be deemed to occur under this Note upon the failure of Borrower to pay, within fifteen (15) days after the same become due, any of the installments of interest or principal, or other sums due hereunder, or upon the occurrence of any other default under or failure to perform by any party (other than Holder) in accordance with any of the terms and conditions of this Note within thirty (30) days after notice of such default or failure from Holder or upon the occurrence of any default under or failure to perform by any party (other than Holder) in accordance with any of the terms and conditions of any of the Loan Documents after the expiration of any applicable grace period, or upon the default under or the failure of Borrower to perform in accordance with any and all notes, obligations, instruments or documents between Borrower and Lender after any applicable grace period (including but not limited to that certain Term Promissory Note by Borrower in favor of Lender in the principal amount of $1,000,000.00 dated April 18, 1997, and that certain Promissory Note by Borrower in favor of Lender in the original principal amount of $3,375,000.00 dated August 14, 1995). Upon exercise of any of these options by Holder, the entire unpaid principal balance shall bear interest at the "Default Interest Rate." In addition to the rights described in this paragraph, Holder shall have the right to exercise all other rights or remedies provided by law or at equity or as provided in any of the Loan Documents and shall specifically have the right to recover all damages resulting from such default including, without limitation, the right to recover the payment of all amounts owing to Holder. Exercise of any of these options shall be without any additional notice to Borrower, notice of such exercise being hereby expressly waived.

     Time is of the essence hereunder. In the event that this Note is collected by law or through attorneys at law, or under advice therefrom, Borrower and any other person liable for payment hereof hereby, severally and jointly, agree to pay all costs of collection, including reasonable out-of-pocket attorneys' fees and costs (including charges for paralegals and others working under the direction or supervision of Holder's attorneys) and all sales or use taxes thereon, whether or not suit is brought, and whether incurred in connection with collection, trial, appeal, bankruptcy or other creditors' proceedings or otherwise, and, if Holder's attorneys shall include employees of Holder or of any person controlling, controlled by or under common control with Holder, such reasonable attorney's fees shall include costs allocated by Holder's or such person's internal legal department.

     Borrower authorizes Holder, when payment is due, to set off for any payment of principal or interest past due hereunder for the amount of such payment of principal or interest. Exercise of this right shall be optional with Holder and the provisions of this paragraph shall not be construed as releasing Borrower from the obligation to make payments of principal or interest according to the terms hereof.

     The remedies of Holder as provided herein and in the Loan Documents shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of Holder. No act of omission or commission of Holder, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Holder and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

     All persons (including corporations) now or at any time liable whether primarily or secondarily, for the payment of the indebtedness hereby evidenced, for themselves, their heirs, legal representatives, successors and assigns, respectively, hereby (a) expressly waive any presentment, demand for payment, notice of dishonor, protest, notice of nonpayment or protest, and diligence in collection; (b) consent that Holder may, from time to time and without notice to them or demand, (i) extend, rearrange, renew or postpone any or all payments and/or (ii) release, exchange, add to or substitute all or any part of the collateral for this Note, without in any way modifying, altering, releasing, affecting or limiting their respective liability or the lien of any security instrument; (c) agree that Holder, in order to enforce payment of this Note against them shall not be required first to institute any suit or to exhaust any of its remedies against Borrower or any other person or party or to attempt to realize on the collateral for this Note.

     This Note consolidates the principal balances of the following promissory notes:

          a. A line of credit promissory note dated April 18, 1997, executed by Borrower in favor of NationsBank, N.A. (South) in the original principal amount of SEVEN MILLION AND N0/100 DOLLARS ($7,000,000.00); and

          b. A line of credit promissory note executed by Borrower in favor of Lender on even date herewith in the original principal amount of THREE MILLION AND N0/100 DOLLARS ($3,000,000.00).

In the event of any conflict between the terms and provisions of this Note and the terms and provisions of the above-referenced two notes, the terms and provisions of this Note shall govern.

     ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL

RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     a. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR IF THERE IS REAL OR PERSONAL PROPERTY COLLATERAL, IN THE COUNTY WHERE SUCH REAL OR PERSONAL PROPERTY IS LOCATED, AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     b. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES. d. a.

     Borrower acknowledges that the above paragraphs have been expressly bargained for by Holder as part of the Loan evidenced hereby and that, but for Borrower's agreement and the agreement of any other person liable for payment hereof thereto, Holder would not have extended the Loan for the term and with the interest rate provided herein.

     If more than one party shall execute this Note, the term "Borrower", as used herein, shall mean all parties signing this Note and each of them, who shall be jointly and severally obligated hereunder. In this Note, whenever the context so requires, the neuter gender includes the feminine and/or masculine, as the case may be and the singular number includes the plural.

     IN WITNESS WHEREOF Borrower has caused this Note to be executed in its name on the day and year first above written.

                                   PLASMA-THERM, INC., a Florida corporation
                                   ("Borrower")

                                   By: /s/ STACY L. WAGNER
                                      ------------------------------
                                      Stacy L. Wagner
                                      Vice President-Finance and Administration
                 Consolidation
"Florida documentary stamp tax
required by law in the amount of                  (CORPORATE SEAL)
$ renewal-out-of-state has been or will
be paid directly to the Department of
Revenue. Certificate of Registration
#59-0155622 032798

STATE OF NORTH CAROLINA     )
COUNTY OF MECKLENBURG       )

     The foregoing instrument was acknowledged before me this 25th day of March, 1998, by STACY L. WAGNER, as Vice President-Finance and Administration of PLASMA-THERM, INC., a Florida corporation, on behalf of the corporation. She is [X] personally known to me or [ ] has produced _____________________________ as identification.

My commission expires: 8/19/99  /s/ TERRY L. WITCHER
                                ----------------------------
                                Signature of Notary Public


          (SEAL)                Terry L. Witcher (Commissioned: Terry L. Scaggs)
                                ----------------------------------------------
                                Legibly Print Name of Notary Public